EXHIBIT 10.2

BIONEXUS GENE LAB CORP. | 2025 EQUITY INCENTIVE PLAN

THE SECURITIES ISSUED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO A "U.S. PERSON" AS DEFINED IN REGULATION S UNDER THE ACT UNLESS THE SECURITIES ARE REGISTERED IN THE UNITED STATES OR AN EXEMPTION UNDER THE ACT IS AVAILABLE. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES OFFERED HEREBY ARE PROHIBITED UNLESS IN COMPLIANCE WITH THE ACT.

BIONEXUS GENE LAB CORP.

2025 EQUITY INCENTIVE PLAN

OTHER STOCK-BASED AWARD AGREEMENT

AND REGULATION S CERTIFICATION

Participant	[Participant Name]
Capacity	[Capacity]
Grant Date	August 13, 2026
Award	[Number] shares of Common Stock
Award Form	Fully vested Other Stock-Based Award under Section 5 of the Plan
Grant-Date Measure	US$1.55 per share; aggregate Plan value US$[Amount]
Consideration	Completed services; bonus award; no cash consideration

This Other Stock-Based Award Agreement and Regulation S Certification (this "Agreement") is entered into as of August 13, 2026 by BioNexus Gene Lab Corp., a Wyoming corporation (the "Company"), and the participant identified above (the "Participant"), and memorializes the grant and issuance of the Award Shares effective as of August 13, 2026 (the "Effective Date"). Capitalized terms not defined in this Agreement have the meanings given in the Company's 2025 Equity Incentive Plan (the "Plan").

AGREEMENT

1. Grant, issuance and acceptance. Effective as of August 13, 2026, the Company granted and issued to the Participant, and the Participant accepts, a fully vested Other Stock-Based Award covering [Number] shares of the Company's common stock, with no par value (the "Award Shares"), under Section 5 of the Plan. The Award was approved on August 13, 2026 on a bonus basis for completed services and for no cash consideration. The Participant and the Company confirm that the services supporting the Award have been completed in full. The US$1.55 per-share amount shown above is the Plan fair-market-value measure based on the Nasdaq closing price on August 12, 2026; it is not a cash purchase price or a representation of tax basis.

2. Effectiveness; shareholder rights and recordation. The Award Shares were issued and became effective as of August 13, 2026. The Award is fully vested as of the Grant Date and is not subject to a future service condition or contractual forfeiture schedule. The Participant's dividend, voting and other shareholder rights in respect of the Award Shares arose as of August 13, 2026. The Company's and transfer agent's subsequent recording of the Award Shares in book-entry form, placement of the restrictive legend and application of stop-transfer instructions document and manage the issuance, which was already effective as of August 13, 2026. Those steps do not delay or condition the issuance.

3. Tax and withholding. The Participant is responsible for obtaining independent tax advice and for personal taxes not required by law to be borne by the Company. The Company may take any action permitted by Section 7.7 of the Plan to satisfy legally required withholding, including requiring cash remittance, deducting amounts otherwise payable or withholding Award Shares. Nothing in this Agreement states or guarantees the Participant's tax basis, tax residence or tax treatment.

4. Clawback; policies. The Award and Award Shares are subject to Section 7.15 of the Plan and every applicable compensation-recovery, recoupment, clawback, anti-hedging, anti-pledging and insider-trading policy, law and Nasdaq rule, in each case as applicable from time to time. This Section does not create a forfeiture schedule or future service condition.

Form of Other Stock-Based Award Agreement | Page 1

BIONEXUS GENE LAB CORP. | 2025 EQUITY INCENTIVE PLAN

REGULATION S CERTIFICATION AND COVENANTS

5. Securities-law route. The offer and issuance of the Award Shares occurred outside the United States in an offshore transaction in reliance on Regulation S under the Securities Act of 1933, as amended (the "Securities Act"). The Award Shares have not been registered under the Securities Act and are restricted securities. The Participant makes the certifications in Section 6 as of the date the Participant signs this Agreement. References to "United States" and "U.S. person" have the meanings provided in Regulation S.

6. Participant certifications. The Participant certifies and agrees that:

(a)	the Participant is not a U.S. person and is not acquiring the Award Shares for the account or benefit of any U.S. person;

(b)

the Participant was outside the United States when the offer was made, when the Participant accepted the Award and when the Award Shares were issued effective as of August 13, 2026, and the Participant signs this Agreement outside the United States;

(c)	the Participant is acquiring the Award Shares for their own account as compensation for completed services and not as nominee, agent, trustee or intermediary for a U.S. person;

(d)	neither the Participant nor any person acting on their behalf engaged in directed selling efforts in the United States in connection with the Award;

(e)

the Participant is not acquiring the Award Shares as part of a plan or scheme to evade the registration requirements of the Securities Act and has not entered into any arrangement to transfer the Award Shares to a U.S. person or into the United States;

(f)	the Participant understands that no U.S. federal or state securities regulator has approved or disapproved the Award Shares or passed upon the merits or accuracy of this Agreement; and

(g)

all address, status and other information provided by the Participant to the Company and transfer agent is complete and accurate, and the Participant will notify the Company promptly if any certification becomes inaccurate during the Distribution Compliance Period.

7. Distribution Compliance Period and transfer covenant. The "Distribution Compliance Period" means the applicable six-month distribution compliance period under Rule 903(b)(3) of Regulation S, beginning when required under Regulation S. During that period and thereafter whenever the Securities Act requires, the Participant shall offer, sell, pledge, hedge or otherwise transfer the Award Shares only in accordance with Regulation S, an effective registration statement under the Securities Act or an available exemption from registration. The Participant shall not engage in a hedging transaction involving the Award Shares unless the transaction complies with the Securities Act. The Participant shall provide documents and a legal opinion reasonably requested by the Company or transfer agent before a proposed transfer.

8. Legend, stop-transfer and refusal to register. The Participant authorizes the Company and transfer agent to record a restricted book-entry position, place stop-transfer instructions and apply substantially the following legend, together with any additional legend required by law or Company policy:

THE SECURITIES REPRESENTED BY THIS BOOK-ENTRY POSITION HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THE ISSUER MAY REFUSE TO REGISTER A TRANSFER NOT MADE IN ACCORDANCE WITH THE FOREGOING.

The Participant agrees that the Company shall refuse to register, and shall instruct its transfer agent to refuse to register, a transfer not made in accordance with Regulation S, an effective registration statement or an available exemption from registration.

Form of Other Stock-Based Award Agreement | Page 2

BIONEXUS GENE LAB CORP. | 2025 EQUITY INCENTIVE PLAN

9. No registration or liquidity assurance. The Company has no obligation under this Agreement to register the Award Shares for resale, maintain a public market, ensure that a legend or stop-transfer instruction is removed on any date, or obtain a Nasdaq or regulatory approval. Any removal of restrictions requires Company authorization based on evidence reasonably satisfactory to the Company and transfer agent.

GENERAL

10. No service or office right. The Award does not confer a right to continued employment, Board service, office, consultancy or other engagement, and does not limit any lawful authority to terminate or alter such relationship. The Award Shares remain subject to applicable securities laws and Company policies notwithstanding the end of the Participant's service.

11. Notices and registered address. Notices under this Agreement shall be in writing and may be delivered personally, by recognized courier or by email with confirmed receipt to the most recent address notified by the receiving party. The Participant's current registered address for the Company's records is set out below. The Participant shall promptly notify the Company and transfer agent of any change.

12. Governing law; severability. This Agreement is governed by Wyoming law, without regard to conflict-of-law principles, subject to applicable federal securities law and mandatory law. If a provision is invalid or unenforceable, it shall be limited to the minimum extent necessary and the remaining provisions continue in effect.

13. Entire agreement; amendment. This Agreement, the Plan and the recipient-specific Board resolutions constitute the entire agreement concerning this Award and supersede inconsistent prior communications concerning it. An amendment or waiver must be in writing, signed by the Participant and an authorized Company representative, and receive any corporate, securities-law or Nasdaq approval required. No amendment may materially change an approved economic term without further approval to the extent required.

14. Counterparts and electronic signatures. This Agreement may be executed in counterparts and by electronic signature. Each counterpart is an original and all counterparts together form one instrument.

By signing below, the Company and the Participant confirm and memorialize that the Award Shares were granted and issued effective as of August 13, 2026 on the approved terms. The Participant accepts the Award and certifies that the Regulation S representations and covenants in this Agreement are true and complete as of the Participant's signature date and, where stated as of the Effective Date, were true and complete on that date.

Participant address	[Participant Registered Address]

For and on behalf of BioNexus Gene Lab Corp.

Signature: __________________________________

Name: [Authorized Signatory]

Title: [Title; Board-Authorized Signatory]

Date: ______________________________________

Participant Signature: __________________________________ Name: [Participant Name] Date: ______________________________________

Administrative note

No U.S. taxpayer identification number is stated in this Agreement. Tax, withholding, cost-basis and transfer-agent records are maintained separately. The Participant remains responsible for providing any lawfully required tax or identification information through the Company's secure process.

Form of Other Stock-Based Award Agreement | Page 3

BIONEXUS GENE LAB CORP. | 2025 EQUITY INCENTIVE PLAN

SCHEDULE OF AWARDS

Awards made August 13, 2026 under the BioNexus Gene Lab Corp. 2025 Equity Incentive Plan

Participant	Capacity	Award Shares	Value at $1.55	Company Signatory
Su-Leng Tan Lee	Chief Executive Officer and President	338,709	$524,998.95	Muhammad Azrul bin Abdul Hamid
Set Fui Chong	Chief Financial Officer and Principal Financial Officer	96,774	$149,999.70	Muhammad Azrul bin Abdul Hamid
Muhammad Azrul bin Abdul Hamid	Independent Director	32,258	$49,999.90	Jook Yuen Low
Chee Keong Yap	Independent Director	32,258	$49,999.90	Muhammad Azrul bin Abdul Hamid
Jook Yuen Low	Independent Director	16,129	$24,999.95	Muhammad Azrul bin Abdul Hamid
Total		516,128	$799,998.40

All awards are fully vested Other Stock-Based Awards under Section 5 of the Plan, issued for completed services and no cash consideration. The $1.55 measure is the Nasdaq closing price on August 12, 2026.

Form of Other Stock-Based Award Agreement | Page 4